                                                                   EXHIBIT 10.11


                      COOL RIVER RESTAURANT DENVER, L.P.


                             SUBSCRIPTION AGREEMENT

         1. SUBSCRIPTION. The undersigned (the "Subscriber") hereby irrevocably subscribes to purchase from Cool River Restaurant Denver, L.P., a Delaware limited partnership (the "Partnership"), Class A Limited Partnership Interests ("Interests"), in the amount indicated on the signature page of this Subscription Agreement. In payment for the Interests, the Subscriber is concurrently forwarding a check in that amount payable in immediately available funds to the Partnership or wire transferring that amount to the Partnership's account in accordance with the subscription instructions furnished by the Partnership. The Partnership shall have the right to reject such subscription or, by executing a copy of this Subscription Agreement, to accept such subscription.

         2. REPRESENTATIONS, WARRANTIES AND AGREEMENTS BY SUBSCRIBER. The Subscriber hereby represents, warrants and agrees as follows:

         (a) The Interests are being purchased by the Subscriber and not by any other person, with the Subscriber's own funds and not with the funds of any other person, and for the account of the Subscriber, not as a nominee or agent and not for the account of any other person. On acceptance of this Subscription Agreement by the Partnership, no other person will have any interest, beneficial or otherwise, in the Interests. The Subscriber is not obligated to transfer Interests to any other person nor does the Subscriber have any agreement or understanding to do so. The Subscriber is purchasing the Interests for investment for an indefinite period, not with a view to the sale or distribution of any part or all thereof by public or private sale or other disposition. The Subscriber has no intention of selling, subdividing, granting any participation in or otherwise distributing or disposing of any Interests.

         (b) The Subscriber has been advised that the Interests have not been registered under the Securities Act of 1933, as amended (the "Act"), or registered or qualified under any other securities law, on the ground, among others, that no distribution or public offering of the Interests is to be effected and the Interests will be issued by the Partnership in connection with a transaction that does not involve any public offering within the meaning of section 4(2) of the Act, under the rules and regulations of the Securities and Exchange Commission thereunder and under comparable exemptive provisions of the securities laws, rules and regulations of other jurisdictions. The Subscriber understands that the Partnership is relying in part on the Subscriber's representations as set forth herein for purposes of claiming such exemptions and that the basis for such exemptions may not be present if, notwithstanding the Subscriber's representations, the Subscriber has in mind merely acquiring Interests for resale on the occurrence or non-occurrence of some predetermined event. The Subscriber has no such intention.

         (c) The Subscriber (either alone or with the Subscriber's purchaser representative who is unaffiliated with, has no equity interest in and is not compensated by the Partnership or any affiliate or selling agent of the Partnership, directly or indirectly) has such knowledge and experience in financial and business matters that the Subscriber is capable of evaluating the merits and risks of an investment in Interests and has the capacity to protect the Subscriber's own interests in connection with the Subscriber's proposed investment in Interests.

         If the Subscriber intends to have a "purchaser representative" advise Subscriber in order to meet the foregoing requirement, set forth below is the identifying information of Subscriber's purchaser representative:

Name:                                                  Firm:
       ----------------------------------------------        -----------------

Address:                                               Telephone:
         --------------------------------------------             ------------

         (d) The Subscriber agrees to provide the Partnership updates to the information contained in this Subscription Agreement if reasonably requested by the Partnership.

         (e) The Subscriber acknowledges receipt of the Confidential Offering Memorandum dated July 14, 1999 (the "Memorandum"), and acknowledges that the Subscriber has been furnished with such financial and other information concerning the Partnership and the business and proposed business of the Partnership as the Subscriber considers necessary in connection with the Subscriber's investment in Interests. The Subscriber has carefully reviewed the Memorandum and each exhibit thereto, and is thoroughly familiar with the proposed business, operations, properties and financial condition of the Partnership and has discussed with representatives of the Partnership any questions the Subscriber may have had with respect thereto. The Subscriber understands: (i) the risks involved in this offering, including the speculative nature of the investment; (ii) the financial hazards involved in this offering, including the risk of losing the Subscriber's entire investment; (iii) the lack of liquidity and restrictions on transfers of Interests; and (iv) the tax consequences of this investment. The Subscriber has consulted with the Subscriber's own legal, accounting, tax, investment and other advisers with respect to the tax treatment of an investment by the Subscriber in Interests and the merits and risks of an investment in Interests.

         (f) The Subscriber is able to bear the economic risk of an investment in the Interests. The Subscriber is an "accredited investor" by virtue of Subscriber meeting the category or categories indicated below (please check all that apply):

___          (1) A natural person (not an entity) whose individual net worth, or joint net worth with his or her spouse, at the time of his or her purchase exceeds $1,000,000;

___          (2) A natural person (not an entity) who [initial appropriate blank(s)] (a) ____ had an individual income in excess of $200,000 in each of the preceding two years or (b) ____ had joint income with his or her spouse in excess of $300,000 in each of those years and (c) ____ in either case (a) or (b), has a reasonable expectation of reaching the same income level in the current year;

___          (3) An employee benefit plan within the meaning of Title I of the
         Employee Retirement Income Security Act of 1974, [initial appropriate blank] (a) if the investment decision is made by a plan fiduciary, as defined in section 3(21) thereof, which is (i) ____ a bank, (ii) ____ a savings and loan association, (iii) ____ an insurance company or (iv) ____ a registered investment adviser, or (b) ____ if the employee benefit plan has total assets in excess of $5,000,000, or (c) ____ if the employee benefit plan is a self-directed plan, with investment decisions made solely by persons that are accredited investors;

___          (4) A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Interests being offered, whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment in the Partnership;

___          (5) (a) A bank as defined in section 3(a)(2) of the 1933 Act, whether acting in its individual or fiduciary capacity;

___          (5) (b) A savings and loan association or other institution as defined in section 3(a)(5)(A) of the 1933 Act, whether acting in its individual or fiduciary capacity;

___          (6) A broker or dealer registered pursuant to section 15 of the
         Securities Exchange Act of 1934;

___          (7) An insurance company as defined in section 2(13) of the 1933
         Act;

___          (8) An investment company registered under the Investment Company
         Act of 1940 or a business development company as defined in section 2(a)(48) of the Investment Company Act of 1940;

___          (9) A Small Business Investment Company licensed by the U.S. Small
         Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958;

___          (10) A private business development company as defined in section
         202(a)(22) of the Investment Advisers Act of 1940;

 X           (11) [Initial applicable blank] (a) ____ An organization described
--- in section 501(c)(3) of the Internal Revenue Code, or (b) _X__ a corporation, a Massachusetts or similar business trust, or a partnership not formed for the specific purpose of acquiring the Interests being offered, or (c) ____ a plan established or maintained by a state or its political subdivisions or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, in either case (a), (b) or (c) with total assets in excess of $5,000,000 (in case (a), such total assets include endowment, annuity and life income funds and are to be determined according to the investor's most recent audited financial statements);

___          (12) An executive officer of the Partnership; or

___          (13) An entity in which all the equity owners are accredited investors.

If you have indicated category (3)(c) or (13) above, please list below the names and categories of accreditation of the accredited investors making the investment decisions (category (3)(c)) or who are the equity owners (category
(13)) (attach additional pages if necessary):

                                                                                             ACCREDITED INVESTOR
                          PERSON MAKING DECISION/EQUITY OWNER                                      CATEGORY
                          -----------------------------------                                -------------------
------------------------------------------------------------------------------------------ -------------------------

------------------------------------------------------------------------------------------ -------------------------

------------------------------------------------------------------------------------------ -------------------------

------------------------------------------------------------------------------------------ -------------------------

         (g) The Subscriber is not an investment company under the Investment Company Act of 1940, as amended (the "ICA") or a business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940, as amended.

         (h) If the Subscriber is an individual, the Subscriber is a citizen of the United States, or a resident alien taxable as a citizen of the United States, over twenty-one years of age (or the age of majority in the Subscriber's state of residence) and if the Subscriber is an unincorporated association, all of its members are such citizens of such age. The requirements of the preceding sentence will be deemed met if the Subscriber is an individual of such citizenship and age who is acting as a custodian, trustee or legally appointed personal representative for the beneficial investor (who may be under such age). The Subscriber agrees to notify the Partnership within thirty (30) days of becoming a nonresident alien. If the Subscriber is a corporation, partnership, limited liability company, trust or other entity:

                  (i) It is not a foreign corporation, foreign partnership, foreign limited liability company, foreign trust or foreign estate (as those terms are defined in the Internal Revenue Code of 1986, as amended (the "Code"), and the Income Tax Regulations promulgated thereunder) and it agrees to notify the Partnership within sixty days of the date it becomes any such foreign person;

                  (ii) Less than forty percent of its total assets will be invested in the Partnership and it was not formed for the purpose of investing in Interests and has or will have other substantial business or investments;

                  (iii) It understands and agrees that its subscription hereby may be reduced by the Partnership to an amount of Interests that is less than ten percent of the total amount of equity interests in the Partnership held by all partners of the Partnership unless such entity is not, at the date its subscription is accepted by the Partnership, an "investment company" as defined under the ICA or one or more companies that are relying on the exclusion from the definition of "investment company" under the ICA provided by Sections 3(c)(1) and 3(c)(7) thereof; and

                  (iv) The governing documents of the Subscriber require that each beneficial owner of the Subscriber, including, but not limited to, shareholders, partners, members and beneficiaries, participates through his, her or its interest in the Subscriber in all of the Subscriber's investments and that the profits and losses from each such investment are shared among such beneficial owners in the same proportions as all other investments of the Subscriber. No such beneficial owner may vary his, her or its share of the profits and losses or the amount of his, her or its contribution for any particular investment made by the Subscriber.

The Subscriber understands that his, her or its certification above regarding non-foreign status may be disclosed to the Internal Revenue Service by the Partnership and any false statement may be punishable by fine, imprisonment or both.

         (i) The Subscriber is not an employee benefit plan (an "Employee Benefit Plan") as defined under the Employee Retirement Income Security Act of 1974, as amended.

         (j) This Subscription Agreement constitutes a legal, valid and binding agreement of the Subscriber enforceable against the Subscriber in accordance with its terms. The Subscriber, if not an individual, is empowered and duly authorized to enter into this Subscription Agreement (including the power of attorney herein) under any governing document, partnership agreement, operating agreement, trust instrument, pension plan, charter, certificate of incorporation, bylaw provision or the like. The person, if any, signing this Subscription Agreement on behalf of the Subscriber is empowered and duly authorized to do so by the governing document or trust instrument, pension plan, charter, certificate of incorporation, bylaw provision, board of directors or stockholder resolution, or the like.

         (k) If the Subscriber resides or is domiciled in Pennsylvania, (i) the Subscriber will not sell any Interests for a period of twelve months after the date the Interests are issued to the Subscriber, and (ii) the Subscriber has been advised that the Subscriber has a right to withdraw the Subscriber's acceptance of an offer to purchase Interests, which acceptance will be evidenced by the receipt by the Partnership of an executed copy of this Subscription Agreement, without incurring any liability within two business days from the date of receipt by the Partnership of this Subscription Agreement.

         (l) The Subscriber understands that insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling the Partnership pursuant to the foregoing provisions, the Partnership has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore unenforceable.

         (m) If the Subscriber is a natural person and resides or is domiciled in Massachusetts, the value of the Subscriber's investment in Interests does not exceed 25% of the Subscriber's net worth, excluding the net worth of the Subscriber's principal residence and its furnishings.

         (n) The Subscriber agrees to notify the Partnership within thirty (30) days if any of the foregoing representations are no longer true.

         3. AGREEMENT TO REFRAIN FROM RESALES. Without in any way limiting the representations and warranties herein, the Subscriber further agrees that the Subscriber shall in no event pledge, hypothecate, sell, transfer, assign or otherwise dispose of any Interests, nor shall the Subscriber receive any consideration for Interests from any person, unless:

         (a) A registration statement under the Act with respect to the Interests shall be then effective; or

         (b) The Subscriber shall have furnished the Partnership with an opinion of the Subscriber's counsel in form and substance satisfactory to the Partnership to the effect that the proposed transfer complies with applicable provisions of the Act and any applicable blue sky laws and will not result in the Partnership having to register as an investment company under the ICA.

         If, in the opinion of counsel for the Partnership, the Subscriber at any time hereafter has acted in a manner inconsistent with this Section 3, the Partnership may refuse to transfer the Interests until such time as counsel for the Partnership is of the opinion that such transfer will not require registration or qualification of Interests under the Act or any other securities law. The Subscriber understands and agrees that the Partnership may refuse to acknowledge or permit any disposition of Interests that is not in all respects in compliance with this Subscription Agreement.

         4. CERTIFICATES TO BE LEGENDED. The Subscriber understands and agrees that any instrument or certificate representing or relating to the Interests may bear such legends as the Partnership may consider necessary or advisable to facilitate compliance with the Act and any other securities law, including, without limitation, legends stating that the Interests have not been registered under the Act and setting forth the limitations on dispositions imposed hereby.

         5. INTERESTS WILL BE RESTRICTED SECURITIES. The Subscriber understands that the Interests will be "restricted securities" as that term is defined in Rule 144 under the Act and, accordingly, that the Interests must be held indefinitely unless they are subsequently registered under the Act and qualified under any other applicable securities law or exemptions from such registration and qualification are available. The Subscriber understands that the Partnership is under no obligation so to register or qualify Interests under the Act or any other securities law, or to comply with Regulation A or any other exemption under the Act or any other law. The Subscriber understands that Rule 144 is not available for any sale of Interests.

         6. INDEMNIFICATION. The Subscriber hereby agrees to indemnify and defend the Partnership and each of its employees, agents, representatives and partners and hold them harmless from and against any and all claims, liabilities, damages and expenses (including, without limitation, court costs and attorneys' fees) incurred on account of or arising out of: (a) any breach of or inaccuracy in the Subscriber's representations, warranties or agreements herein, including, without limitation, the defense of any claim based on any allegation of fact inconsistent with any of such representations, warranties or agreements; (b) any disposition of Interests contrary to any of such representations, warranties or agreements; or (c) any action, suit or proceeding based on (i) a claim that any of such representations, warranties or agreements were inaccurate or misleading or otherwise cause for obtaining damages or redress under the Act or any other securities law, or (ii) any disposition of any Interests.

         7. SUCCESSORS. The representations, warranties and agreements in this Subscription Agreement shall be binding on the Subscriber's successors, assigns, heirs and legal representatives and shall inure to the benefit of the respective successors and assigns of the Partnership.

         8. ARBITRATION AND CHOICE OF LAW.

         (a) THE INTERPRETATION, PERFORMANCE AND ENFORCEMENT OF THIS AGREEMENT OR TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF. Any controversy or claim (including, without limitation, whether any controversy or claim is subject to arbitration ) arising out of or relating to this Agreement, or the breach thereof (whether, in any case, involving (x) a party hereto, (y) their transferees or (z) such party's or transferee's officers, partners, members, managers, employees, representatives or agents), shall be settled by binding arbitration administered by the American Arbitration Association (the "AAA") under its Commercial Arbitration Rules ("Rules"), and shall be held in Dallas, Texas.

         (b) The Texas rules of evidence shall control the admission of evidence into the arbitration proceeding. The "Level 2" discovery limitations under the Texas Rules of Civil Procedure shall control the form and volume of written discovery and oral depositions that each side may conduct in preparation for the arbitration proceeding (e.g., (i) each side shall be permitted no more than 50 hours in oral depositions to examine and cross-examine (A) parties on the opposing side, (B) experts designated by those parties and (C) persons who are subject to those parties' control, and (ii) each party shall be limited to 25 written interrogatories, excluding interrogatories asking a party only to identify or authenticate specific documents); provided, however, that the arbitration panel shall specify all other matters regarding the conduct of such written discovery and oral depositions.

         (c) Any dispute submitted for arbitration shall be referred to a panel of three arbitrators. The party or parties submitting ("Submitting Party") the intention to arbitrate (the "Submission") shall nominate one arbitrator. Within 30 days of receipt of the Submission, the party or parties receiving the Submission ("Answering Party") shall nominate one arbitrator. If the Answering Party fails to timely nominate an arbitrator, then the second arbitrator shall be appointed by the AAA in accordance with the Rules. If the arbitrator chosen by the Submitting Party and the arbitrator chosen by or selected for the Answering Party can agree upon a neutral arbitrator within fifteen days of the choice or selection of the Answering Party's arbitrator, then such individual shall serve as the third arbitrator. If no such agreement is reached, a third neutral arbitrator shall be appointed by the AAA in accordance with the Rules. The parties agree that they shall consent to an expedited proceeding under the Rules, to the full extent the AAA can accommodate such a request.

         (d) The ruling of the arbitrators shall be binding and conclusive upon all parties hereto any other Person with an interest in the matter.

         (e) The arbitration provision set forth in this Section shall be a complete defense to any suit, action or other proceeding instituted in any court regarding any controversy or claim (including, without limitation, whether any controversy or claim is subject to arbitration) arising out of or relating to this Agreement, or the breach thereof (whether, in any case, involving (x) a party hereto, (y) their transferees or (z) such party's or transferee's officers, partners, members, managers, employees, representatives or agents); provided, however, that (i) any of the parties to the arbitration may request a Texas State District Court in Dallas County, Texas, to provide interim injunctive relief in aid of arbitration hereunder or to prevent a violation of this Agreement pending arbitration hereunder (and any such request shall not be deemed a waiver of the obligations to arbitrate set forth in this Section), (ii) any ruling on the award rendered by the arbitrators may be entered as a final judgment in (and only in) a Texas State District Court in Dallas County, Texas (and each of the parties hereto irrevocably submits to the jurisdiction of such court for such purposes) and (iii) application may be made by a party to any court of competent jurisdiction wherever situated for enforcement of any such final judgment and the entry of whatever orders are necessary for such enforcement. In any proceeding with respect hereto, all direct, reasonable costs and expenses (including, without limitation, AAA administration fees and arbitrator fees) incurred by the parties to the proceeding shall, at the conclusion of the proceeding, be paid by the party incurring same.

         9. POWER OF ATTORNEY. The Subscriber hereby irrevocably constitutes and appoints Cracken, Harkey, Street & Hartnett, L.L.C., the Managing General Partner of the Partnership, with full power of substitution and resubstitution, the Subscriber's true and lawful attorney, for the Subscriber and in the Subscriber's name, place and stead and for the Subscriber's use and benefit to sign, execute and deliver: (a) the Amended and Restated Agreement of Limited Partnership of Cool River Restaurant Denver, L.P. (the "Agreement"), in substantially the form attached to the Memorandum as Exhibit A, and the Partnership's certificate of limited partnership, and any amendments to either of such documents as provided in the Agreement; (b) any other certificates, instruments, agreements and documents necessary to qualify or continue the Partnership as a limited partnership or a partnership wherein limited partners have limited liability in the states or other jurisdictions where the Managing General Partner deems necessary or advisable; (c) all conveyances, assignments, documents of transfer or other instruments and documents necessary to effect the assignment of an interest in the Partnership or the dissolution and termination of the Partnership in accordance with the Agreement; and (d) all filings and submissions pursuant to any applicable law, regulation, rule, order, decree or judgment which, in the opinion of said attorney may be necessary or advisable in connection with the business of the Partnership. The power of attorney granted herein is coupled with an interest, shall be irrevocable, shall survive the death, disability or incapacity of the Subscriber, shall be deemed given by each and every assignee and successor of the Subscriber and may be exercised by said attorney by listing, or attaching a list of, the name of the Subscriber along with the names of other persons for whom said attorney is acting and executing the Agreement and such other certificates, instruments and documents with the single signature of any of said attorney acting as such for all of the persons whose names are so listed.

         10. NUMBER AND GENDER. Whenever the context requires, the use of the singular number shall be deemed to include the plural and vice versa. Each gender shall be deemed to include any other gender, and each shall include corporation, partnership, limited liability company, trust or other legal entity, whenever the context so requires.

         11. ENTIRE AGREEMENT. This Subscription Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by all parties.

         12. SEVERABILITY. If any provision of this Subscription Agreement or the application thereof to any person or in any circumstances shall be held to be invalid, unlawful, or unenforceable to any extent, the remainder of this Subscription Agreement, and the application of such provision other than to the persons or in the circumstances deemed invalid, unenforceable or unlawful, shall not be affected thereby, and each remaining provision hereof shall continue to be valid and may be enforced to the fullest extent permitted by law.

                       COOL RIVER RESTAURANT DENVER, L.P.


Amount of Interests
                    --------------------------------------
Amount of Enclosed Check or Simultaneous Wire Transfer:  $50,000
                                                         --------

____        INDIVIDUAL OWNERSHIP                          ____       COMMUNITY PROPERTY
            (One signature required)                                 (One signature required)

____        JOINT TENANTS WITH RIGHT OF SURVIVORSHIP      ____       TENANTS-IN-COMMON
            (Both parties must sign)                                 (Both parties must sign)

 X          CORPORATION                                   ____       PARTNERSHIP OR LIMITED LIABILITY COMPANY
----        (Sign on page 12)                                        (Sign on page 12)

____        TRUST (including employee benefit plan and    ____       CUSTODIAN FOR MINOR
            individual retirement account trusts)                    (Sign on page 13)
            (Sign on page 13)
                                                          ____       OTHER
                                                                     (Please specify and include appropriate
                                                                     documentation)

INDIVIDUAL(S):

Dated:   __________________, 19__


-------------------------------------                     -------------------------------------
Investor #1 Signature                                     Investor #2 Signature (if any)

-------------------------------------                     -------------------------------------
Investor #1, Print or Type Name                           Investor #2, Print or Type Name

Investor #1                                               Investor #2
Address of Principal Residence:                           Address of Principal Residence:


Is there any reason you might be                          Is there any reason you might be
considered a resident of another state                    considered a resident of another state
(e.g., changed residences within the past                 (e.g., changed residences within the past
year, live part of the year, have an                      year, live part of the year, have an
office or business, registered to vote,                   office or business, registered to vote,
pay taxes or hold a driver's license in                   pay taxes or hold a driver's license in
another state)?                                           another state)?

         Yes                        No                               Yes                        No
------------------------------------------                ------------------------------------------
Social Security Number                                    Social Security Number

                       COOL RIVER RESTAURANT DENVER, L.P.


                      SUBSCRIPTION AGREEMENT SIGNATURE PAGE
                         FOR A CORPORATION, PARTNERSHIP
                          OR LIMITED LIABILITY COMPANY
                                   (continued)

CORPORATION

Please include Articles of Incorporation, Bylaws and corporate resolution certified by the secretary of the corporation authorizing execution of Subscription Agreement by person signing below.

Date:  April 22, 2000                                       Fox & Hound of Colorado, Inc.
       ---------------                                      ----------------------------------------
                                                            Name of Corporate Investor


                                                            Colorado
Address of Principal Place of Business:                     ----------------------------------------
                                                            State of Incorporation
9300 E. Central Ave., St. 100
Wichita, KS  67206
--------------------------------------------

James K. Zielke, Secretary                                  By: /s/ James K. Zielke
--------------------------------------------                    ------------------------------------
(Print Name and Title of Signatory)                                (Authorized Signature)

84-1437166
--------------------------------------------
Tax Identification Number

PARTNERSHIP OR LIMITED LIABILITY COMPANY

Please include a certified copy of the Partnership Agreement or Operating Agreement

Date:  ____________________________, 19___
                                                            ----------------------------------------
                                                            Name of Fund or Limited Liability Company

Address of Principal Place of Business:
                                                            ----------------------------------------
                                                            State of Formation
--------------------------------------------

--------------------------------------------

--------------------------------------------                By:
(Print Names and Titles of Signatories)                        --------------------------------------
                                                                   (Authorized Signature)

-----------------------------------------                   By:--------------------------------------
                                                                   (Authorized Signature)

----------------------------------------
Tax Identification Number

                       COOL RIVER RESTAURANT DENVER, L.P.

                      SUBSCRIPTION AGREEMENT SIGNATURE PAGE
                       FOR A TRUST OR CUSTODIAN FOR MINOR
                                   (continued)

TRUST:

Please include a certified copy of the Trust Agreement and any other documentation necessary to establish the authority of the person signing this Subscription Agreement.


Date:  ____________________________, 19___
                                                             --------------------------------------------
                                                             Name of Trust

Address of Principal Place of Business:
                                                             --------------------------------------------
                                                             State and Date of Formation

----------------------------------------------

----------------------------------------------               By:                                         *
                                                                -----------------------------------------
                                                             (Signature of Trustee or Other Authorized Person)

                                                             --------------------------------------------
                                                             (Print Name and Title of Signatory)

                                                             --------------------------------------------
                                                             Tax Identification Number

* All documents must be signed by or on behalf of the trustee, not by or on behalf of a participant or beneficiary


CUSTODIAN FOR MINOR:

------------------------------------------
(Print Name of Custodian)

Date:  ____________________________, 19___                                                              , as a
                                                             ------------------------------------------
                                                             (Signature of Custodian)

Address of Custodian:                                        Custodian for


--------------------------------------------                 ------------------------------------------
                                                             (Print Name of Minor)
--------------------------------------------

Under the  (insert State)                                             Uniform Transfer to Minors Act
          -----------------------------------------------------------

ALL-PURPOSE ACKNOWLEDGMENT
================================================================================

STATE OF
         -----------------------

COUNTY OF
         -----------------------

On ________________, 19__ before me, _____________, Notary Public, personally appeared ______________________________.

     personally known to me - OR - proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are _________________________ subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.


--------------------------------------
     (SIGNATURE OF NOTARY)

================================================================================

================================================================================
                                OPTIONAL SECTION
                           CAPACITY CLAIMED BY SIGNER

Though statute does not require the Notary to fill in the data below, doing so may prove valuable to persons relying on the document.

INDIVIDUAL
CORPORATE OFFICER(S)

---------------------------------
        TITLE(S)

PARTNER(S)               LIMITED
                         GENERAL

ATTORNEY-IN-FACT
TRUSTEE(S)
GUARDIAN/CONSERVATOR
OTHER:
       --------------------------

---------------------------------


SIGNER IS REPRESENTING:
(NAME OF PERSON(S) OR ENTITY(IES))

---------------------------------
---------------------------------

================================================================================

                                OPTIONAL SECTION

THIS CERTIFICATE MUST BE ATTACHED TO   TITLE OR TYPE OF DOCUMENT: SUBSCRIPTION AGREEMENT
THE DOCUMENT DESCRIBED AT RIGHT:
Though the data requested here is not  NUMBER OF PAGES         DATE OF DOCUMENT
required by law, it could prevent                      -------                  -------
fraudulent reattachment of this
form                                   SIGNER(S) OTHER THAN NAMES ABOVE
                                                                        ---------------
================================================================================

                            PARTNERSHIP'S ACCEPTANCE


         Cool River Restaurant Denver, L.P., the limited partnership above named, hereby accepts the foregoing Subscription Agreement as of ____________________, 199__.


                                       COOL RIVER RESTAURANT DENVER, L.P.
                                       A DELAWARE LIMITED PARTNERSHIP

                                       By:  Cracken, Harkey, Street & Hartnett,
                                            L.L.C.



                                       By: /s/ John D. Harkey, Jr.
                                           ------------------------------------
                                                John D. Harkey, Jr.
                                                Manager


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